                                                                    Exhibit 99.1


                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2002


I.    RECONCILIATION OF COLLECTION ACCOUNT:
           End of Period Collection Account Balance as of Prior Payment Date:                               286,437.76
           Available Funds:
                     Contract Payments due and received in this period                                    1,883,945.60
                     Contract Payments due in prior period(s) and received in
                      this period                                                                            47,736.50
                     Contract Payments received in this period for next period                               25,282.44
                     Sales, Use and Property Tax payments received                                           83,802.48
                     Prepayment Amounts related to early termination in this
                      period                                                                                380,614.33
                     Servicer Advance                                                                       146,478.09
                     Proceeds received from recoveries on previously Defaulted
                      Contracts                                                                                   0.00
                     Transfer from Reserve Account                                                            3,068.33
                     Interest earned on Collection Account                                                    2,219.68
                     Interest earned on Affiliated Account                                                      243.90
                     Proceeds from repurchase of Contracts per Contribution and
                      Servicing Agreement Section 5.03                                                            0.00
                     Amounts paid per Contribution and Servicing Agreement
                      Section 7.01 (Substituted contract < Predecessor contract)                                  0.00
                     Amounts paid under insurance policies                                                        0.00
                     Maintenance, Late Charges and any other amounts                                              0.00

                                                                                          ----------------------------
           Total Available Funds                                                                          2,859,829.11
           Less: Amounts to be Retained in Collection Account                                               194,327.33
                                                                                          ----------------------------
           AMOUNT TO BE DISTRIBUTED                                                                       2,665,501.78
                                                                                          ============================




           DISTRIBUTION OF FUNDS:
                     1.     To Trustee -  Fees                                                                    0.00
                     2.     To Servicer, any unreimbursed Nonrecoverable
                            Advances or Servicer Advances                                                    47,736.50
                     3.     To Noteholders (For Servicer Report immediately
                            following the Final Additional Closing Date)
                                   a) Class A1 Principal and Interest                                             0.00
                                   a) Class A2 Principal (distributed after A1
                                      Note matures) and Interest                                                  0.00
                                   a) Class A3 Principal (distributed after A1
                                      and A2 Notes mature) and Interest                                   2,195,917.88
                                   b) Class B Principal and Interest                                         50,297.79
                                   c) Class C Principal and  Interest                                        56,894.68
                                   d) Class D Principal and Interest                                         57,608.77
                                   e) Class E Principal and Interest                                         59,029.94

                     4.     To Reserve Account for Requirement per Indenture
                            Agreement Section 3.08                                                                0.00
                     5.     To Issuer - Residual  Principal and Interest and
                            Reserve Account Distribution
                                   a) Residual Interest (Provided no Restricting
                                      or Amortization Event in effect)                                        7,292.20
                                   b) Residual Principal (Provided no Restricting
                                      or Amortization Event in effect)                                       87,391.98
                                   c) Reserve Account Distribution (Provided no
                                      Restricting or Amortization Event in effect)                            3,068.33
                     6.     To Servicer, Tax, Maintenance, Late Charges and Bank
                            Interest Earned and Any Other Amounts                                            86,266.06
                     7.     To Servicer, Servicing Fee and other Servicing
                            Compensations                                                                    13,997.65
                                                                                          ----------------------------
           TOTAL FUNDS DISTRIBUTED                                                                        2,665,501.78
                                                                                          ============================

                                                                                          ----------------------------
           End of Period Collection Account Balance {Includes Payments in Advance
           & Restricting Event Funds (if any)}                                                              194,327.33
                                                                                          ============================

II.   RESERVE ACCOUNT

Beginning Balance                                                                                        $2,182,541.24
           - Add Investment Earnings                                                                          3,068.33
           - Add Transfer from Certificate Account (To Satisfy Reserve Account
             Requirement)                                                                                         0.00
           - Less Distribution to Certificate Account                                                         3,068.33
                                                                                          ----------------------------
End of period balance                                                                                    $2,182,541.24
                                                                                          ============================
Reserve Account Requirement (Lesser of: (i) Initial Reserve Account Required Amount,
or (ii) Sum of Class A, Class B, Class C, Class D, and Class E Note Balances.                            $2,182,541.24
                                                                                          ============================

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2002


III.   CLASS A NOTE PRINCIPAL BALANCE
Beginning Principal Balance of the Class A Notes
                          Pool A                                                  27,849,134.74
                          Pool B                                                   4,811,676.03
                                                                  ------------------------------
                                                                                                                      32,660,810.77

Class A Overdue Interest, if any                                                           0.00
Class A Monthly Interest - Pool A                                                    133,675.85
Class A Monthly Interest - Pool B                                                     23,096.04

Class A Overdue Principal, if any                                                          0.00
Class A Monthly Principal - Pool A                                                 1,690,376.69
Class A Monthly Principal - Pool B                                                   348,769.30
                                                                  ------------------------------
                                                                                                                       2,039,145.99
Ending Principal Balance of the Class A Notes
                          Pool A                                                  26,158,758.05
                          Pool B                                                   4,462,906.73
                                                                  ------------------------------
                                                                                                         --------------------------
                                                                                                                      30,621,664.78
                                                                                                         ==========================

--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000       Ending Principal
Original Face $190,972,000    Original Face $190,972,000      Balance Factor
               $ 0.820916                      $ 10.677722            16.034636%
--------------------------------------------------------------------------------


IV.   CLASS A NOTE PRINCIPAL BALANCE


Beginning Principal Balance of the Class A Notes
                          Class A1                                                         0.00
                          Class A2                                                         0.00
                          Class A3                                                32,660,810.77
                                                                  ------------------------------
                                                                                                                      32,660,810.77
Class A Monthly Interest
                          Class A1 (Actual Number Days/360)                                0.00
                          Class A2                                                         0.00
                          Class A3                                                   156,771.89

Class A Monthly Principal
                          Class A1                                                         0.00
                          Class A2                                                         0.00
                          Class A3                                                 2,039,145.99
                                                                  ------------------------------
                                                                                                                       2,039,145.99
Ending Principal Balance of the Class A Notes
                          Class A1                                                         0.00
                          Class A2                                                         0.00
                          Class A3                                                30,621,664.78
                                                                  ------------------------------
                                                                                                         ---------------------------
                                                                                                                      30,621,664.78
                                                                                                         ===========================

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2002


V.   CLASS B NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class B Notes
                                          Pool A                                      636,496.71
                                          Pool B                                      109,961.82
                                                                  ------------------------------
                                                                                                                          746,458.53

           Class B Overdue Interest, if any                                                 0.00
           Class B Monthly Interest - Pool A                                            3,145.35
           Class B Monthly Interest - Pool B                                              543.39
           Class B Overdue Principal, if any                                                0.00
           Class B Monthly Principal - Pool A                                          38,637.18
           Class B Monthly Principal - Pool B                                           7,971.87
                                                                  ------------------------------
                                                                                                                           46,609.05
           Ending Principal Balance of the Class B Notes
                                          Pool A                                      597,859.53
                                          Pool B                                      101,989.95
                                                                  ------------------------------
                                                                                                         ---------------------------
                                                                                                                          699,849.48
                                                                                                         ===========================

--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000       Ending Principal
Original Face $4,365,000      Original Face $4,365,000        Balance Factor
             $ 0.845072                       $ 10.677904             16.033207%
--------------------------------------------------------------------------------


VI.   CLASS C NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class C Notes
                                          Pool A                                      716,302.83
                                          Pool B                                      123,793.02
                                                                  ------------------------------
                                                                                                                          840,095.85

           Class C Overdue Interest, if any                                                 0.00
           Class C Monthly Interest - Pool A                                            3,802.37
           Class C Monthly Interest - Pool B                                              657.13
           Class C Overdue Principal, if any                                                0.00
           Class C Monthly Principal - Pool A                                          43,466.83
           Class C Monthly Principal - Pool B                                           8,968.35
                                                                  ------------------------------
                                                                                                                           52,435.18
           Ending Principal Balance of the Class C Notes
                                          Pool A                                      672,836.00
                                          Pool B                                      114,824.67
                                                                  ------------------------------
                                                                                                         ---------------------------
                                                                                                                          787,660.67
                                                                                                         ===========================

--------------------------------------------------------------------------------
Interest Paid Per $1,000      Principal Paid Per $1,000       Ending Principal
Original Face $4,910,955      Original Face $4,910,955        Balance Factor
            $ 0.908072                        $ 10.677186             16.038849%
--------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2002


VII.   CLASS D NOTE PRINCIPAL BALANCE

           Beginning Principal Balance of the Class D Notes
                                          Pool A                                      716,302.83
                                          Pool B                                      123,793.02
                                                                  ------------------------------
                                                                                                                          840,095.85

           Class D Overdue Interest, if any                                                 0.00
           Class D Monthly Interest - Pool A                                            4,411.23
           Class D Monthly Interest - Pool B                                              762.36
           Class D Overdue Principal, if any                                                0.00
           Class D Monthly Principal - Pool A                                          43,466.83
           Class D Monthly Principal - Pool B                                           8,968.35
                                                                  ------------------------------
                                                                                                                           52,435.18
           Ending Principal Balance of the Class D Notes
                                          Pool A                                      672,836.00
                                          Pool B                                      114,824.67
                                                                  ------------------------------
                                                                                                         ---------------------------
                                                                                                                          787,660.67
                                                                                                         ===========================

--------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000        Ending Principal
Original Face $4,910,955     Original Face $4,910,955         Balance Factor
            $ 1.053479                       $ 10.677186              16.038849%
--------------------------------------------------------------------------------


VIII.   CLASS E NOTE PRINCIPAL BALANCE
           Beginning Principal Balance of the Class E Notes
                                          Pool A                                      716,302.83
                                          Pool B                                      123,793.02
                                                                  ------------------------------
                                                                                                                          840,095.85

           Class E Overdue Interest, if any                                                 0.00
           Class E Monthly Interest - Pool A                                            5,622.98
           Class E Monthly Interest - Pool B                                              971.78
           Class E Overdue Principal, if any                                                0.00
           Class E Monthly Principal - Pool A                                          43,466.83
           Class E Monthly Principal - Pool B                                           8,968.35
                                                                  ------------------------------
                                                                                                                           52,435.18
           Ending Principal Balance of the Class E Notes
                                          Pool A                                      672,836.00
                                          Pool B                                      114,824.67
                                                                  ------------------------------
                                                                                                         ---------------------------
                                                                                                                          787,660.67
                                                                                                         ===========================

--------------------------------------------------------------------------------
Interest Paid Per $1,000     Principal Paid Per $1,000        Ending Principal
Original Face $4,910,955     Original Face $4,910,955         Balance Factor
           $ 1.342867                        $ 10.677186              16.038849%
--------------------------------------------------------------------------------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2002


IX.   ISSUERS RESIDUAL PRINCIPAL BALANCE

           Beginning Residual Principal Balance
                                          Pool A                                    1,193,345.20
                                          Pool B                                      206,148.09
                                                                          ----------------------
                                                                                                                        1,399,493.29

           Residual Interest - Pool A                                                   5,868.03
           Residual Interest - Pool B                                                   1,424.17
           Residual Principal - Pool A                                                 72,444.72
           Residual Principal - Pool B                                                 14,947.26
                                                                          ----------------------
                                                                                                                           87,391.98
           Ending Residual Principal Balance
                                          Pool A                                    1,120,900.48
                                          Pool B                                      191,200.83
                                                                          ----------------------
                                                                                                          --------------------------
                                                                                                                        1,312,101.31
                                                                                                          ==========================


X.   PAYMENT TO SERVICER

            - Collection period Servicer Fee                                                                               13,997.65
            - Servicer Advances reimbursement                                                                              47,736.50
            - Tax, Maintenance, Late Charges, Bank Interest
              and other amounts                                                                                            86,266.06
                                                                                                          --------------------------
           Total amounts due to Servicer                                                                                  148,000.21
                                                                                                          ==========================

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2002


XI.   AGGREGATE DISCOUNTED CONTRACT BALANCE

POOL A
               Aggregate Discounted Contract Balance, as defined in Indenture
                  Agreement, at the beginning of the related Collection Period                                         31,827,885.27

               Aggregate Discounted Contract Balance of Additional Contracts
                  acquired during Collection Period                                                                             0.00

               Decline in Aggregate Discounted Contract Balance                                                         1,931,859.08

                                                                                                             -----------------------
               Aggregate Discounted Contract Balance, as defined in Indenture
                  Agreement, at the ending of the related Collection Period                                            29,896,026.19
                                                                                                             =======================

               Components of Decline in Aggregate Discounted Contract Balance:
                   - Principal portion of Contract Payments  and Servicer Advances           1,556,499.02

                   - Principal portion of Prepayment Amounts                                   375,360.06

                   - Principal portion of Contracts repurchased under Indenture
                          Agreement Section 4.02                                                     0.00

                   - Aggregate Discounted Contract Balance of Contracts that have
                          become Defaulted Contracts during the Collection Period                    0.00

                   - Aggregate Discounted Contract Balance of Substitute Contracts
                          added during Collection Period                                             0.00

                   - Aggregate Discounted Contract Balance of Predecessor
                          Contracts withdrawn during Collection Period                               0.00

                                                                                       ------------------
                                           Total Decline in Aggregate Discounted
                                              Contract Balance                               1,931,859.08
                                                                                       ==================


POOL B
               Aggregate Discounted Contract Balance, as defined in Indenture
                  Agreement, at the beginning of the related Collection Period                                          5,499,164.75

               Aggregate Discounted Contract Balance of Additional Contracts
                  acquired during Collection Period                                                                             0.00

               Decline in Aggregate Discounted Contract Balance                                                           398,593.49

                                                                                                             -----------------------
               Aggregate Discounted Contract Balance, as defined in Indenture
                  Agreement, at the ending of the related Collection Period                                             5,100,571.26
                                                                                                             =======================

               Components of Decline in Aggregate Discounted Contract Balance:
                   - Principal portion of Contract Payments  and Servicer Advances             395,343.16

                   - Principal portion of Prepayment Amounts                                     3,250.33
                                                                                                        .
                   - Principal portion of Contracts repurchased under Indenture
                          Agreement Section 4.02                                                     0.00

                   - Aggregate Discounted Contract Balance of Contracts that have
                          become Defaulted Contracts during the Collection Period                    0.00

                   - Aggregate Discounted Contract Balance of Substitute Contracts
                          added during Collection Period                                             0.00

                   - Aggregate Discounted Contract Balance of Predecessor
                          Contracts withdrawn during Collection Period                               0.00

                                                                                       ------------------
                                           Total Decline in Aggregate Discounted
                                              Contract Balance                                 398,593.49
                                                                                       ==================

                                                                                                             -----------------------
AGGREGATE DISCOUNTED CONTRACT BALANCE AT THE END OF THE RELATED COLLECTION PERIOD                                      34,996,597.45
                                                                                                             =======================

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2002


XIII.   CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - PREPAYMENTS

              POOL A                                                                                       Predecessor
                                                                 Discounted                 Predecessor    Discounted
              Lease #    Lessee Name                             Present Value              Lease #        Present Value
              ------------------------------------------         -----------------------    -----------    ----------------------
              3330-003   OPEN MRI TEXAS VENTURES, LLC                       $784,197.29     835-503                  $438,611.25
              3309-001   OPEN MRI ILLINOIS VENTURES, LLC                  $1,004,239.10     869-501                  $433,977.38
                         CASH                                                $69,086.19     878-501                  $455,634.75
                                                                                            878-502                  $455,364.75
                                                                                            1505-005                  $73,664.45







                                                                 -----------------------                   ----------------------
                                                         Totals:          $1,857,522.58                            $1,857,252.58

              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                             $1,857,252.58
              b) ADCB OF POOL A AT CLOSING DATE                                                                  $161,410,790.25
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                              1.15%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                       $0.00
b)  Total discounted Contract Balance of Substitute Receivables                        $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                    $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                  YES                 NO     X
                                                   -------             --------

              POOL B                                                                                       Predecessor
                                                                 Discounted                 Predecessor    Discounted
              Lease #    Lessee Name                             Present Value              Lease #        Present Value
              ------------------------------------------         -----------------------    -----------    ----------------------
                         NONE









                                                                 -----------------------                   ----------------------
                                                         Totals:                  $0.00                                    $0.00


              a) DISCOUNTED CONTRACT BALANCES OF ALL PREPAID CONTRACTS                                                      $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                    $56,843,333.29
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL UNLESS
                 RATING AGENCY APPROVES)                                                                                     0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (>180 DAYS),
              THE SERVICER HAS FAILED TO ADVANCE, OR A BANKRUPTCY PETITION HAS BEEN FILED

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                     $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                 YES                   NO     X
                                                  -------               --------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2002


XIV. CUMULATIVE DETAIL OF SUBSTITUTED CONTRACTS - NON-PERFORMING (POOL A) & GENERAL RIGHTS (POOL B)

              POOL A - NON-PERFORMING                                                                      Predecessor
                                                                 Discounted                 Predecessor    Discounted
              Lease #    Lessee Name                             Present Value              Lease #        Present Value
              ------------------------------------------         -----------------------    -----------    ----------------------
              1097-507   ADVANCED HEALTHCARE RESOURCES                      $159,644.40     1778-001                  $48,984.23
              1238-501   WILLIAM F SKINNER, M.D.                            $174,282.67     1777-001                 $325,671.26
              1505-005   NYDIC MEDICAL VENTURES VII, LLC                    $171,682.66     1855-001                 $153,223.12
              2488-001   HYDRO-TOUCH INC.                                   $110,973.88     1949-001                  $94,307.11
                         CASH                                                 $5,602.11






                                                                 -----------------------                   ----------------------
                                                         Totals:            $622,185.72                              $622,185.72

              a) DISCOUNTED CONTRACT BALANCES OF ALL NON-PERFORMING CONTRACTS                                          622,185.72
              b) ADCB OF POOL A AT CLOSING DATE                                                                   $161,410,790.25
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                               0.39%

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                             $0.00
b)  Total discounted Contract Balance of Substitute Receivables                              $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                          $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                        YES            NO     X
                                                         -------        --------


              POOL B - GENERAL CONTRACT SUBSTITUTION RIGHTS                                                Predecessor
                                                                 Discounted                 Predecessor    Discounted
              Lease #    Lessee Name                             Present Value              Lease #        Present Value
              ------------------------------------------         -----------------------    -----------    ----------------------
                         None









                                                                 -----------------------                   ----------------------
                                                         Totals:                  $0.00                                    $0.00

              a) DISCOUNTED CONTRACT BALANCES OF ALL CONTRACTS SUBSTITUTED                                                 $0.00
              b) ADCB OF POOL B AT CLOSING DATE                                                                   $56,843,333.29
              c) (CANNOT EXCEED 10% OVER THE LIFE OF THE POOL)                                                              0.00%

            * ANY CONTRACT DELINQUENT > 60 DAYS OR HAS DEFAULTED (> 180 DAYS),
              THE SERVICER HAS DECLINED TO ADVANCE OR A BANKRUPTCY PETITION HAS BEEN FILED.

DATA FOR CURRENT REPORTING PERIOD SUBSTITUTIONS
a)  Total discounted Contract Balance of Predecessor Receivables                        $0.00
b)  Total discounted Contract Balance of Substitute Receivables                         $0.00
c)  If (a) > (b), amount to be deposited in Collection Account per
    Contribution & Servicing Agreement Section 7.02                                     $0.00

CHANGE IN ANY OF THE ABOVE DETAIL DURING THE RELATED
COLLECTION PERIOD                                 YES                   NO     X
                                                  -------               --------

                            DVI BUSINESS TRUST 1998-2
                                 SERVICER REPORT
                       FOR THE PAYMENT DATE JULY 11, 2002


XV.    POOL PERFORMANCE MEASUREMENTS


1.                  AGGREGATE DISCOUNTED CONTRACT BALANCE

              CONTRACTS DELINQUENT > 90 DAYS                          TOTAL OUTSTANDING CONTRACTS
              This Month                       250,195.88             This Month                       34,996,597.45
              1 Month Prior                    338,058.25             1 Month Prior                    37,327,050.02
              2 Months Prior                   402,483.34             2 Months Prior                   39,383,927.87

              Total                            990,737.47             Total                           111,707,575.34

              a) 3 MONTH AVERAGE               330,245.82             b) 3 MONTH AVERAGE               37,235,858.45

              c) a/b                                0.89%

2.            Does a Delinquency Condition Exist (1c > 6%)?
                                                                                          Yes               No          [X]
                                                                                              --------------     -------------------

3.            Restricting Event Check

              A. A Delinquency Condition exists for current period?                       Yes               No          [X]
                                                                                              --------------     -------------------
              B. An Indenture Event of Default has occurred and is then continuing?       Yes               No          [X]
                                                                                              --------------     -------------------

4.            Has a Servicer Event of Default occurred?                                   Yes               No          [X]
                                                                                              --------------     -------------------


5.            Amortization Event Check

              A. Is 1c  > 8%?                                                             Yes               No          [X]
                                                                                              --------------     -------------------
              B. Bankruptcy, insolvency, reorganization; default/violation of any
                   covenant or obligation not remedied within 90 days?                    Yes               No          [X]
                                                                                              --------------     -------------------
              C. As of any Determination date, the sum of all defaulted contracts
                   since the Closing date exceeds 6% of the ADCB on the Closing Date?     Yes               No          [X]
                                                                                              --------------     -------------------




6.            Aggregate Discounted Contract Balance at Closing Date                   Balance $ 218,254,123.54
                                                                                              ----------------


              DELINQUENT LEASE SUMMARY

                       Days Past Due        Current Pool Balance        # Leases
                       -------------        --------------------        --------
                             31 - 60                2,354,766.10              25
                             61 - 90                   40,726.44               5
                            91 - 180                  250,195.88               7



              Approved By:
              Matthew E. Goldenberg
              Vice President
              Structured Finance and Securitization